UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2023

Date of Report (Date of Earliest Event Reported)

AMES NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Iowa	0-32637	42-1039071
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

405 Fifth Street
Ames, Iowa 50010
(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, Including Area Code: (515) 232-6251

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	ATLO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Shareholders

The Company’s annual meeting of shareholders was held on April 26, 2023.

Proposal 1.         The stockholders elected to the Company’s Board of Directors for a term of three years were Jeffery C. Baker, Betty A. Baudler Horras and Patrick G. Hagan. Directors whose term of office continued after the annual meeting consist of David W. Benson, Michelle R. Cassabaum, Lisa M. Eslinger, Steven D. Forth, James R. Larson II, John P. Nelson, John L. Pierschbacher and Kevin L. Swartz.

Proposal 2.         The stockholders approved, on an advisory basis, the compensation of the Company’s named executives, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure in the Company’s proxy statement for the annual meeting.

Proposal 3.         The stockholders voted for a three year advisory vote on executive compensation.

Proposal 4.         The stockholders also ratified the appointment of FORVIS, LLP as the Company’s independent registered public accounting firm for 2023.

There were 8,992,167 shares of common stock entitled to vote at the annual meeting. The final voting results of each proposal are set forth below.

Proposal 1.         The voting results on the election of directors for a three-year term were as follows:

		Votes	Broker
	In Favor	Withheld	Non-Votes

Jeffery C. Baker	3,688,151	63,155	2,849,718
Betty A. Baudler Horras	3,610,035	141,271	2,849,718
Patrick G. Hagan	3,678,266	73,040	2,849,718

Proposal 2.                  The voting results on the shareholder approval, on an advisory basis, of executive compensation were as follows:

			Broker
For	Against	Abstain	Non-Votes

3,658,700	69,701	22,905	2,849,718

Proposal 3.                  The voting results on the frequency of advisory vote on executive compensation were as follows:

				Broker
Three Years	Two Years	One Year	Abstain	Non-Votes

2,249,274	175,277	1,301,111	25,644	2,849,718

Proposal 4.                  The voting results on the ratification of the appointment of FORVIS, LLP as the Company’s independent registered public accounting firm were as follows:

For	Against	Abstain

6,559,204	14,829	26,991

There were no broker non-votes on this proposal.

        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES NATIONAL CORPORATION

Date: April 28, 2023	By:	/s/ John P. Nelson
John P. Nelson, Chief Executive Officer and President